Investor Presentation
for the periods ended
September 30, 2004

Forward Looking Statements and Other Information

This presentation is for information purposes only and does not constitute an offer to sell or a solicitation to buy securities of MDC Partners
Inc. (“MDC”). This presentation is confidential and is being made available to a limited number of parties on a confidential basis. By acceptance hereof, recipients agree that they will not transmit, reproduce or make available to anyone this presentation or any information contained therein.

This presentation contains certain forward-looking financial information which has been prepared by management of MDC without audit or review by independent auditors and is based on management's judgment of the most likely set of industry and economic results and conditions and MDC's intended course of action under those conditions as of November 4, 2004. The assumptions used in the preparation of this information, although considered reasonable by management of MDC at the time of preparation, may prove to be incorrect. Recipients are cautioned that the information is based on assumptions as to many factors and that there is a significant risk that actual results will vary from the results forecast and such variations may be material. There is no representation by MDC that actual results achieved during the forecast period will be the same in whole or in part as those forecast.

Recipients acknowledge that the outstanding Class A subordinate voting shares of MDC are listed on the Toronto Stock Exchange and the
NASDAQ National Market and that MDC is a reporting issuer or its equivalent for purposes of the securities laws of Canada and the United
States. Such securities laws prohibit any person who has material non-public information concerning an issuer from purchasing or selling securities of such issuer or from communicating such information to any other person other than in the ordinary course of business.
Recipients acknowledge and agree that they and their representatives will comply with all such securities laws in connection with any trade or purchase of any securities of MDC.

11/4/04

3rd Quarter Accomplishments

Successfully executed $100 million refinancing

Acquisitions

Zig

Vitro Robertson

Bruce Mau – Massive Change

Crispin Porter + Bogusky

Burger King – client market share gains continues / robust same store sales growth / radically enhanced brand awareness

Global launch of Mini

3rd Quarter ’04 Financial Highlights:

Revenue increased 33% to $86.3 million

Organic growth increased 8.7% for the quarter and 12.8% for the
YTD period

New business wins in the 3rd quarter represent incremental
annualized   revenue of $10 million

Reduced the weighted average cost of borrowing by 250 basis
points

   45.7%

$215,551

50.8%

$77,450

2004 period Revenue

   12.8

18,994

    8.7

   4,487

Organic Revenue (c)

    2.4

3,603

    2.2

1,117

Foreign Exchange (b)

   30.4%

45,025

   39.9%

20,503

Acquisition Revenue (a)

$147,929

$51,343

2003 period Revenue

YTD

3rd Quarter

Marketing
Communications
Revenue Growth*  ($US 000’s)

(a)    Acquisition revenue is the revenue from acquired businesses less the revenue from businesses divested

(b)    Foreign exchange is calculated by comparing the revenue translated into US dollars using the current rate, compared to the historic rate

(c)    Organic revenue is equal to the total revenue growth less growth from acquisitions and foreign exchange

*Combined results

* Combined Marketing Communications

Marketing Communications EBITDA* For Non-Recurring Items

3rd Qtr. ‘04

YTD 9/30/04

EBITDA for Marketing Communications

$8,011

$21,637

Operating losses of non-core mktg unit

1,261

4,531

Start-up spending

572

1,158

EBITDA, as adjusted

$9,844

$27,326

A Proven Platform Marketing
Communications* (YTD 3Q ’04)

29 brands providing marketing
services in the U.S., Canada and
Europe

50 Offices

Strategically focused on high growth,
through-the-line communications

Strong, well-diversified blue-chip
clientele:

More than 500 clients

Diversification of industries

Top 10 clients represent
34% of revenue

Top 15 clients represent
38% of revenue

Broad range of services

Revenues by
Service

Revenues*
by Geography

Revenues by
Industry

55%
45%

Specialized

Advertising & Integrated

78%

18%

4%

USA

Canada

UK

41%

23%

11%

6%

5%

1%

13%

Consumer/retail

Telecom/media

Financial services

Healthcare

Automotive

Agriculture

Other

*Combined Results

MDC PARTNERS

CRISPIN PORTER + BOGUSKY

Accumark PROMOTIONS GROUP INC.

CHINNICI | DIRECT
Marketing Solutions That Deliver Results

COLLE + McVOY

NORTHSTAR research partners

mono

ALLARD JOHNSON COMMUNICATIONS

targetcom

ACCENT

hello

Bruce Mau Design Inc.

FME

ZiG

Veritas Communications Inc.

bryan mills group

INTEGRATED HEALTHCARE

ACLC
Ambrose Carr Linton Carroll Inc.

BRATSKEIR & COMPANY

Onbrand

vitrorobertson

mr smith

henderson bas

MF+P

M Mackenzie Marketing

SOURCE marketing

CLIFF FREEMAN AND PARTNERS

kirshenbaum bond

High Quality Brands

MDC’s Mandate

Partnering with great firms who have a passion to do great
work for great clients that helps them grow their business

Fundamental need for effective marketing communications
is more critical everyday - MDC is delivering on that need

Clients understand the difference between institutionalized
mediocrity and tomorrow’s innovative solutions

MDC’s financial success will be the result of these principles combined with disciplined cost management

New Business since September 30th

Zig

Molson

Unilever

Kirshenbaum Bond

High-end beverage marketer

Bruce Mau

World Trade Center Performing Arts Center

Major US based retailer

Accent (CRM)

Major US based wholesale shopping club

Sprint

Marketing (Sales Promotion)

JP Morgan Chase

Acquisition Focus

Industry

Hispanic & Multi-Cultural

High-end marketing

Interactive

Public Relations

Geographic

Primary focus is the United States

Opportunities in Canada and Europe continue to be explored